DAILY CASH ACCUMULATION FUND, INC.

                     Supplement dated August 14, 1997 to the
                         Prospectus dated April 25, 1997


This Supplement to the Prospectus replaces the Supplement dated May 1, 1997 and changes the Prospectus as follows:

1. The following paragraphs are added on page 9 at the end of "How the Fund is Managed":

      The Board of Directors of the Fund has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Centennial Money Market Trust. The Board of Directors unanimously approved the terms of an Agreement and Plan of Reorganization to be entered into between these funds (the "Reorganization Plan") and the transactions contemplated (the transactions are referred to as the "Reorganization"). The Board of Directors further determined that the Reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the Reorganization.

      Pursuant to the Reorganization Plan, (i) substantially all of the assets of the Fund would be exchanged for shares of Centennial Money Market Trust, (ii) these shares of Centennial Money Market Trust would be distributed to the shareholders of the Fund, (iii) the Fund would be liquidated, and (iv) the Fund would be dissolved and, in connection with the dissolution, the outstanding shares of the Fund would be canceled. It is expected that the Reorganization will be tax-free pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion from the Fund's independent auditors to that effect.

      A meeting of the shareholders has been scheduled for November 18, 1997 to vote on the Reorganization. Approval of the Reorganization requires the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon. There is no assurance that the Fund's shareholders will approve the Reorganization. Details about the Reorganization will be contained in a proxy statement and other soliciting materials to be sent to the Fund's shareholders of record as of September 19, 1997. Persons who become shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the Reorganization.
                                                                       Continued

2. In "Exchange Privilege" under "Exchanges of Shares" on page 15, the fourth sentence of the third paragraph is replaced by the following:

The redemption proceeds of shares of the Fund acquired by exchange of Class A shares of an Eligible Fund purchased subject to a CDSC, that are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged shares (18 months for shares purchased prior to May 1, 1997), will be subject to the CDSC as described in the prospectus of that other Eligible Fund.

3. The section captioned "Exchanges of Shares" is revised by adding the following after the sub-section captioned "Telephone Instructions" on page 16:

Shareholder Transactions by Fax. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.



August 14, 1997                                                      PS0140.002